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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 14, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                        1-12387                76-0515284
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)




      500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                 60045
        (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 15, 2007, Tenneco Inc. ("Tenneco") announced that it had received the requisite consents in connection with its previously announced tender offer and related consent solicitation for up to $230 million of its outstanding $475 million 10 1/4 percent senior secured notes due 2013 (the "Notes"). Tenneco entered into a Third Supplemental Indenture (the "Supplemental Indenture"), dated as of November 14, 2007, with U.S. Bank National Association, as trustee (the "Trustee"), which supplements the Indenture, dated as of June 19, 2003 (as supplemented, the "Indenture"), among Tenneco, the subsidiary guarantors party thereto and the Trustee, governing the Notes. The Indenture was originally filed with the Securities and Exchange Commission (the "SEC") as Exhibit 4.1 to Tenneco's Registration Statement on Form S-4 on August 13, 2003, the First Supplemental Indenture was filed with the SEC as Exhibit 4.6(d) to Tenneco's Annual Report on Form 10-K on March 11, 2004 and the Second Supplemental Indenture was filed with the SEC as Exhibit 4.6(f) to Tenneco's Quarterly Report on Form 10-Q on November 4, 2005.

The Supplemental Indenture effects the proposed amendments to the Indenture as described in the Offer to Purchase and Consent Solicitation Statement, dated as of November 1, 2007. The proposed amendments will become operative only when the Notes of the holders who have given the requisite consents are accepted for payment by Tenneco pursuant to the terms of the tender offer, subject to pro rata reduction.

This description of the Supplemental Indenture and related matters is not complete and is qualified in its entirety by the actual terms of the Supplemental Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.1.

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 1.01 is incorporated by reference herein.

ITEM 8.01      OTHER EVENTS.

On November 15, 2007, Tenneco issued a press release announcing (i) the receipt of the requisite consents in connection with the tender offer and consent solicitation and (ii) the pricing terms of the tender offer and consent solicitation. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.    Description
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4.1            Supplemental Indenture, dated as of November 14, 2007, by and among Tenneco Inc., the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.

99.1           Press release issued November 15, 2007.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENNECO INC.


Date: November 16, 2007                      By:  /s/ David A. Wardell
                                                  ------------------------
                                                  David A. Wardell
                                                  Senior Vice President,
                                                  General Counsel and Secretary